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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 4, 2000


                         AMERICAN BIO MEDICA CORPORATION
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          New York                       0-28666               14-1702188
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(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
         Incorporation)                                   Identification Number)



                122 Smith Road, Kinderhook, NY                12106
            ----------------------------------------------------------
            (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (800) 227-1243



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ITEM 5.  OTHER EVENTS

         On October 4, 2000, American Bio Medica Corporation, A New York corporation, announced the departure of John F. Murray as chief financial officer and treasurer and the appointment of Keith E, Palmer as American Bio Medica Corporation's new chief financial officer, treasurer and vice president of finance. A copy of American Bio Medica Corporation's press release announcing this appointment is attached as and incorporated by reference herein.








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ITEM 7.    EXHIBITS

     (c)     Exhibits

             99.1  American Bio Medica Corporation press release dated 10-4-00











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMERICAN BIO MEDICA CORPORATION
                                           (Registrant)


Dated:  October 4, 2000                    By:  /s/ Stan Cipkowski
                                                --------------------------------
                                                Stan Cipkowski,
                                                President and Principal
                                                Executive Officer









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